INTEGRATED DEVICE TECHNOLOGY, INC.

1994 DIRECTORS STOCK OPTION PLAN

As Adopted May 3, 1994


	1. Purpose. This 1994 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for nonemployee members of the Board of Directors of Integrated Device Technology, Inc. (the "Company") who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

	2. Adoption and Stockholder Approval. This Plan shall become effective on the date that it is adopted by the Board of Directors (the "Board") of the Company. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date that it is adopted by the Board. After adoption of this Plan by the Board, options ("Options") may be granted under this Plan provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained. So long as the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval.

	3. Types of Options and Shares. Options granted under this Plan shall be non qualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

	4. Number of Shares. The number of Shares reserved and made available for grant and issuance hereunder is Fifty Thousand (50,000) Shares. Effective upon stockholder approval of this Plan, there shall also be reserved for issuance under this Plan an additional Four Thousand (4,000) Shares currently available for grant under the Company's 1989 Nonemployee Director Stock Option Plan (the "Predecessor Plan"), which will thereupon be terminated. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is Fifty Four Thousand (54,000) Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

	5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

	6.      Eligibility and Award Formula.

		6.1 Eligibility. Options may be granted only to directors of the Company who are not common-law employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each an "Optionee").

		6.2 Standard Grant. Each Optionee who becomes a member of the Board will automatically be granted an Option for 16,000 Shares upon his election or appointment to the Board. An Optionee who becomes the Chair of the Audit Committee of the Board will automatically be granted an additional Option for 4,000 Shares on the date of the Optionee's election or appointment to the office of Chair of the Audit Committee. Each such Option grant to a member of the Board or to the Chair of the Audit Committee shall be referred to as a "Standard Grant". An Optionee who received a Standard Nonqualified Option (as defined in Section 4.1 of the Predecessor Plan) for such Optionee's initial election or appointment to the Board or to the office of Chair of the Audit Committee shall not be eligible to receive a Standard Grant hereunder. Notwithstanding the preceding sentence, if an Optionee resigns and is later reelected or reappointed to the Board or the office of Chair of the Audit Committee, such Optionee shall again be eligible to receive a Standard Grant pursuant to the terms of the Plan.

		6.3 Fourever Grants. Each Optionee who remains a member of the Board or the Chair of the Audit Committee as provided below, will automatically be granted an Option for 4,000 Shares if the Optionee remains a member of the Board and an additional Option for 1,000 Shares, if the Optionee remains the Chair of the Audit Committee, on each anniversary of the grant of such Optionee's Standard Grant (each a "Fourever Grant"). To remain eligible for a Fourever Grant under the Plan, the Optionee must, on each such anniversary date, (a) not have given notice to the Company that he will not stand for re-election as a member of the Board at the annual meeting of the Company's stockholders following expiration of his term; (b) not have received notice from the Board that he will not be nominated for election as a member of the Board at such meeting; and (c) in the case of the Chair of the Audit Committee, (i) not have given notice to the Company that he intends to resign as Chair of the Audit Committee and (ii) not have received notice from the Board that he will be replaced as Chair of the Audit Committee.

		6.4 Maximum Shares. The maximum number of Shares that may be issued to any one Optionee under this Plan in any one fiscal year shall be Twenty Thousand (20,000) shares. No grant will be made if such grant will cause the number of Shares issued or subject to outstanding Options under this Plan to exceed the number specified in Section 4 above.

	7. Terms and Conditions of Options. Subject to the following and to Section 6 above:

		7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

		7.2 Vesting. Options granted under this Plan shall be exercisable as they vest. Standard Grants shall vest in cumulative increments of 25% per year, commencing on the first anniversary of the date of grant. Fourever Grants shall not vest until the fourth anniversary of the date of grant, on which date Fourever Grants shall vest in full. No portion of an Option that is unvested at the Optionee's Termination Date (as defined in Section 7.4) shall thereafter become vested.

		7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

		7.4 Termination of Option. Except as provided below in this Section 7.4, each Option shall expire ten (10) years after the date of grant (the "Expiration Date"). The Option shall cease to vest if Optionee ceases to be a member of the Board. The date on which Optionee ceases to be a member of the Board shall be referred to as the "Termination Date." An Option may be exercised after the Termination Date only as set forth below:

			(a) Termination Generally. If Optionee ceases to be a member of the Board for any reason except death or disability, each Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within three (3) months after the Termination Date, but in no event later than the Expiration Date.

			(b) Death or Disability. If Optionee ceases to be a member of the Board because of the death of Optionee or the disability of Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), each Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

	8.      Exercise of Options.

		8.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

		8.2 Payment. Payment for the Shares may be made (a) in cash (by check); (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company;
(d) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (e) by any combination of the foregoing.

		8.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

		8.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

			(a) An Option shall not be exercisable until such time as the Plan or, in the case of Options granted pursuant to an amendment to the number of shares that may be issued pursuant to the Plan the amendment, has been approved by the stockholders of the Company in accordance with Section 15 hereof.

			(b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, as they are in effect on the date of exercise.

			(c) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

	9. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

	10. Privileges of Stock Ownership. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

	11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

	12. No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

	13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

	l4.     Acceleration of Options.  In the event of (i) a dissolution or liquidation of the Company, (ii) a merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, (iii) any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company or (iv) a change in the composition of the Board by reason of a contested election such that a majority of the Board members cease to be comprised of individuals who have been members of the Board immediately prior to such change, the vesting of all Options granted pursuant to the Plan will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

	15. Amendment or Termination of Plan. The Committee may at any time terminate or amend this Plan but not the terms of any outstanding Option; provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

	16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board of Directors.

	17. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

		17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

		17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

		17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

		17.4 "Fair Market Value" shall mean, as of any date, the value of a share of the Company's Common Stock determined as follows:
(a) the closing price of a share on the principal exchange on which shares are then trading, if any, on the last business day before such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (b) if the shares are not traded on an exchange but quoted on the Nasdaq Stock Market or a successor quotation system,
(i) the closing price (if the shares are then listed as a National Market Issue on the Nasdaq National Market) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the shares on the last business day before such date as reported by the Nasdaq Stock Market or such successor quotation system; or (c) if the shares are not publicly traded on an exchange and not quoted on the Nasdaq Stock Market or a successor quotation system, the mean between the closing bid and asked prices for the shares on the last business day before such date.

Integrated Device Technology, Inc.
1994 Directors Stock Option Plan





INTEGRATED DEVICE TECHNOLOGY, INC.
1994 DIRECTORS STOCK OPTION PLAN
DIRECTORS NONQUALIFIED STOCK OPTION AGREEMENT


Participant:           __________________   ID: __________________
Social Security No.:   __________________
Address:               __________________


You have been granted a nonqualified stock option (this "Option") to purchase Common Stock of Integrated Device Technology, Inc. as follows:

Nonqualified Stock Option Agreement No.:        __________________
Date of Grant:                                  __________________
Exercise Price Per Share:                       __________________
Total Number of Shares Granted:                 __________________
Total Exercise Price of Shares Granted:         __________________
Expiration Date:                                __________________

Capitalized terms not defined below shall have the meaning ascribed to them in the Integrated Device Technology, Inc. 1994 Directors Stock Option Plan (the "Plan").

If the Participant set forth above ceases to be a member of the Board for any reason, except death or disability, this Option to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date set forth above. If Participant ceases to be a member of the Board because of death or disability of Participant, this Option, to the extent (and only to the extent) that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Participant.

By our signatures we agree that this Option is granted under and governed by the terms of the Plan. The term of this Option is ten (10) years from the Date of Grant set forth above. This Option shall be exercisable in accordance with the schedule on the Grant Summary attached hereto as Exhibit A.


_____________________________________       ___________________
For INTEGRATED DEVICE TECHNOLOGY, INC.      Date


_____________________________________       ___________________
Participant                                 Date

				EXHIBIT A


			      GRANT SUMMARY


				 EXHIBIT B

		       INTEGRATED DEVICE TECHNOLOGY, INC.
			Stock Option Exercise Agreement




I hereby elect to purchase the number of shares of Common Stock as set forth below, pursuant to the Integrated Device Technology, Inc. 1994 Directors Stock Option Plan (the "Plan"):

Participant ______________________ Number of Shares Purchased: _____________
Social Security Number:___________ Purchase Price per Share:   _____________
Address: _________________________ Aggregate Purchase Price:   _____________
__________________________________ Date of Stock Option Agreement: _________
Type of Stock Option               Exact Name of Title to Shares:
[  ]    Incentive Stock Option     _________________________________________
[  ]    Nonqualified Stock Option

Participant hereby delivers to the Company the Aggregate Purchase Price as set forth above, as follows (check as applicable and complete):

[   ]   in cash (by check) in the amount of $__________________, receipt of
	which is acknowledged by the Company;

[   ]   through a "same-day-sale" commitment, delivered herewith, from
	Participant and the NASD Dealer named therein, in the amount of $___________________; or

[   ]   through a "margin" commitment, delivered herewith from Participant
	and the NASD Dealer named therein, in the amount of $_______________.

	Tax Consequences. PARTICIPANT UNDERSTANDS THAT PARTICIPANT MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PARTICIPANT'S PURCHASE OR DISPOSITION OF THE SHARES. PARTICIPANT REPRESENTS THAT PARTICIPANT HAS CONSULTED WITH ANY TAX CONSULTANT(S) PARTICIPANT DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PARTICIPANT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

	Entire Agreement. The Plan, Stock Option Agreement and Grant Summary are incorporated herein by reference. This Exercise Agreement, the Plan, the Stock Option Agreement and the Grant Summary constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.


Date:   __________________


					   __________________________
					   Signature of Participant